UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08993

Prasad Series Trust

(Exact name of registrant as specified in charter)

8869 Brecksville Road, Suite C, Brecksville Ohio 44141

(Address of principal executive offices)

(Zip code)

Rajendra Prasad, 1310 East Ocean Blvd., Unit #1204, Long Beach, CA 90802

(Name and address of agent for service)

Copy to:

Michael J. Meaney, Esq.

McDonald, Hopkins, Burke & Haber Co., L.P.A.

2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Prasad Growth Fund

March 31, 2004

Letter to the Shareholders

Dear Shareholders,

It is indeed my great pleasure in writing this annual letter on 3/31/04 as the fiscal year ends for Prasad Growth Fund. I am quite pleased about the performance of the Fund in the last twelve months. Since 3/31/03 to 3/31/04 the Net Asset Value (NAV) went up by 56.06% and during the same period, S&P 500 went up by 32.78% and NASDAQ Composite went up by 48.69%. Another good news is that Bloomberg.com ranked Prasad Growth Fund as number one among 1520 domestic equity funds in the last quarter of 2003 and 101 for the year of 2003!

Dr. Bart DiLiddo states that the Dow Jones Industrial Average is undervalued by 39% and the market as a whole is undervalued by 14.8%. According to him the investment climate is good and we have a bull market scenario with increasing earnings and inflation while the interest rates are low.

According to Mr. Donald H. Rowe the Federal Reserve Bank has increased the M3 money supply by $118 billion in January 2004 alone. As M3 money supply grows more jobs will be created and the mortgage companies will have more money to lend. Increase in M3 money supply will create a global economic boom which will increase the demand for U.S. goods and services and shrink the merchandise trade deficit.  Mr. Allen Greenspan has shown desire to be re-appointed as the Fed Chairman and he has promised to bring the lost manufacturing jobs to the USA. Keeping the interest rates low will keep the dollar falling, thus increasing exports.

President Bush’s tax cuts amount to $85 billion between 01/01/2004 and 06/30/04 which will put more money in our pockets to spend. This is an election year. In the past election years the stock market has gone up most of the times as lot of economic stimuli are put to work.

The economic outlook seems to be good and there seems to be global economic recovery. Let us hope for a very good 2004. Kindly look at the website of the Fund “Prasad.net” which is updated daily. It has propectus, forms, stock holdings, etc. You can also look up your account status anytime. I wish you all well and thank you for your continued support.

Sincerely,

/s/Raj Prasad

This chart assumes an initial investment of $10,000 made on November 23, 1998. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Prasad Growth Fund

	Schedule of Investments in Securities
		March 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
	Building (Heavy Construction)
1,000.00	Perini Corp.	$15,750	1.62%

	Building (Residential/Commercial)
1,000.00	D.R. Horton, Inc. *	35,430
400	Lyon William Homes	37,280
		72,710	7.47%
	Computer (Memory Devices)
2,000.00	Komag, Inc.	36,800	3.78%

	Computer (Peripheral Equipment)
2,000.00	AU Optronics Corp. *	41,800	4.29%

	Financial (Consumer Loans)
1,000.00	Acredited Home Lenders Holding Co.	39,400	4.05%

	Financial (Credit Services)
400	Countrywide Credit Industries, Inc. *	38,360	3.94%

	Financial (Savings & Loan)
1,800.00	Commerical Cap Bancorp, Inc.	41,256	4.24%

	Food (Meat Products)
1,200.00	Sanderson Farms, Inc. *	44,076	4.53%

	Healthcare (HMO)
1,200.00	Molina Healthcare, Inc.	35,184	3.61%

	Internet (Service Provider)
2,000.00	Bankrate, Inc.	39,840
800	Netease.Com, Inc.	39,832
		79,672	8.18%
	Machinery (Industrial)
2,000.00	Enpro Industries, Inc.	37,840	3.89%

	Metal Products (Pipe & Tube)
1,000.00	Metal Management, Inc.	36,680	3.77%

	Metal Products (Fabrication)
1,200.00	Schnitzer Steel Industry, Inc. *	38,256	3.93%

	Mining (Miscellaneous)
700	Cleveland-Cliffs, Inc.	45,801	4.70%

	Petroleum (US Exploration/Production)
4,000.00	Delta Petroleum Corp.	43,000	4.41%

	Reit (Equity)
1,000.00	General Growth Properities, Inc. *	35,150	3.61%

	Retail (Apparel)
1,400.00	Cache, Inc.	$45,962
1,500.00	Deckers Outdoor Corp.	38,925
		84,887	8.71%
	Telecomm (Cellular)
400	Mobile Telesystems *	52,600
1,200.00	NII Holdings, Inc.	42,096
		94,696	9.72%

	TOTAL COMMON STOCK	861,318	88.45%

CALL OPTIONS
	Building (Residential/Commercial)
1,000.00	Lennar Call: Aug. @ 60	2,250	0.23%

	Building (Wood Products)
1,000.00	Louisiana-Pacific Call: Aug. @ 25	2,650	0.27%

	Business Service (Miscellaneous)
1,000.00	Kroll Call: Sept. @ 30	1,450	0.15%

	Drug (Ethical)
1,000.00	Bradley Pharma Call: July @ 30	650
2,000.00	King Pharmaceuticals Call: July @ 20	900
		1,550	0.16%
	Drug (Generic)
1,000.00	Impax Laboratories Call: Aug. @ 22.5	3,200	0.33%

	Electronic (Parts)
2,000.00	Avnet Call: May @ 30	100	0.01%

	Electronic (Semiconductor Equipment)
2,000.00	Ati Technologies Call: Aug. @ 20	1,700	0.17%

	Financial (Consumer Loans)
1,000.00	Doral Finance Call: Aug. @ 40	1,000	0.10%

	Healthcare (HMO)
1,500.00	Sierra Health Services Call: June @ 35	4,200	0.43%

	Internet (E Commerce)
2,000.00	Autobytel Call: May @ 15	1,000	0.10%

	Leisure (Gaming)
1,000.00	Penn National Gaming Call: July @ 30	1,550	0.16%

	Machinery (Construction/Mining)
1,000.00	Joy Global Call: July @ 30	$1,300	0.13%

	Personal (Consumer Products)
2,000.00	Rayovac Call: June @ 30	2,200	0.23%

	Petroleum (Refining/Marketing)
1,000.00	Tesoro Petroleum Call: Aug. @ 20	1,800	0.18%

	Real Estate (Development)
1,000.00	Nevada Gold & Casinos Call:Oct. @ 17	3,200	0.33%

	Reit (Equity)
2,000.00	Impac Mortgage Holdings Call: Oct. @ 25	4,600
500	Novastar Financial Call: June @ 65	3,000
		7,600	0.78%
	Retail (Apparel)
1,000.00	Aeropostale Call: July @ 40	2,000
1,000.00	Nordstrom Call: July @ 40	2,500
		4,500	0.46%
	Telecommunications (Cellular)
2,000.00	SK Telecom Call: June @ 25	200	0.02%

	TOTAL CALL OPTIONS	41,450	4.24%

Money Market Funds
42,627	Fifth Third Prime Money Market .88%	42,627	4.38%

	TOTAL MONEY MARKET FUNDS	42,627	4.38%

	Total Investments (Cost - $927,845)	945,395	97.07%

	Other Assets Less Liabilities	28,494	2.93%

	Net Assets	$973,889	100.00%

*Non Income Producing Security

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Statement of Assets and Liabilities
March 31, 2004

Assets:
Investment Securities at Market Value	$945,395
(Identified Cost - $927,845)
Cash	5,000
Receivables:
Dividends and Interest	93
Securities Sold	190,290
Total Assets	1,140,778
Liabilities
Accrued Management Fees	1,270
Securities Purchased	165,619
Total Liabilities	166,889
Net Assets	$973,889
Net Assets Consist of:
Paid in Capital	1,805,909
Accumulated Realized Loss on Options - Net	(251,840)
Accumulated Realized Loss on Investments - Net	(597,730)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	17,550
Net Assets, for 189,272 Shares Outstanding	$973,889
Net Asset Value and Redemption Price
Per Share ($973,889/189,272 shares)	$5.15

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Statement of Operations
For the year ended March 31, 2004

Investment Income:
Dividends	$8,412
Interest	770
Total Investment Income	9,182
Expenses
Management Fees (Note 2)	13,173
Total Expenses	13,173

Net Investment Income (Loss)	(3,991)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	221,555
Realized Gain on Options	2,831
Unrealized Appreciation on Investments	109,872
Net Realized and Unrealized Gain on Investments	334,258

Net Increase in Net Assets from Operations	$330,267

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Statement of Changes in Net Assets
	For the Years Ended March 31,
	2004	2003
From Operations:
Net Investment Loss	($3,991)	($4,887)
Net Realized Gain (Loss) on Investments	221,555	(92,464)
Net Realized Loss on Options	2,831	(8,089)
Net Unrealized Appreciation (Depreciation)	109,872	(92,902)
Increase (Decrease) in Net Assets from Operations	330,267	(198,342)
From Capital Share Transactions:
Proceeds From Sale of Shares	333,879	34,406
Cost of Shares Redeemed	(244,757)	(104,578)
Net Increase (Decrease) from Shareholder Activity	89,122	(70,172)

Net Increase (Decrease) in Net Assets	419,389	(268,514)

Net Assets at Beginning of Period	554,500	823,014

Net Assets at End of Period	$973,889	$554,500

Share Transactions:
Issued	70,135	9,191
Reinvested	0	0
Redeemed	(47,947)	(30,948)
Net Increase (Decrease) in shares	22,188	(21,757)
Shares outstanding beginning of period	167,084	188,841
Shares outstanding end of period	189,272	167,084

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	For the Fiscal Years Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value -
Beginning of Period	$3.32	$4.36	$3.62	$17.60	$10.46
Net Investment Income	(0.02)	(0.03)	(0.04)	(0.01)	(0.12)
Net Gains or Losses on Securities
(realized and unrealized)	1.85	(1.01)	0.78	(9.50)	7.26
Total from Investment Operations	1.83	(1.04)	0.74	(9.51)	7.14
Dividends
(from net investment income)	0.00	0.00	0.00	0.00	0.00
(from capital gains)	0.00	0.00	0.00	(4.47)	0.00
Total Distributions	0.00	0.00	0.00	(4.47)	0.00
Net Asset Value -
End of Period	$5.15	$3.32	$4.36	$3.62	$17.60

Total Return	55.12%	-24.31%	20.44%	-67.00%	68.26%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	974	555	823	688	1,683

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	(0.46)%	(0.74)%	(0.87)%	(0.10)%	(1.21)%
Portfolio Turnover Rate	890.60%	563.67%	523.69%	1013.09%	455.07%

The accompanying notes are an integral part of the financial statements.

PRASAD GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004

1.)

SIGNIFICANT ACCOUNTING POLICIES

The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998.  The Fund’s investment objective is to obtain capital appreciation.  In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities.  Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

The Fund invests in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities are valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc.  The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses.  From time to time, Mutual Funds Leader, Inc. may elect to waive some or all of the fees and may reimburse expenses of the Fund.  The Fund paid investment management fees of $13,173 during the year ending March 31, 2004.

3.)

RELATED PARTY TRANSACTIONS

Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund.  These individuals may receive benefits from any management fees paid to the Advisor.

4.)

CAPITAL STOCK AND DISTRIBUTION

At March 31, 2003 an indefinite number of shares of capital stock were authorized, and paid in capital amounted to $1,805,909.

5.)

PURCHASES AND SALES OF SECURITIES

During the year ending March 31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,776,466 and $6,735,324 respectively.  There were no purchases or sales of  U.S. Government obligations.

6.)

CAPITAL LOSS CARRY FOWARDS

As of March 31, 2003, the Fund has federal income tax capital loss carryforwards of approximately $839,000 which expire between 2008 and 2013.

Additional Information

(Unaudited)

Information about Trustees and Officers

   The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-877-772-7231.

Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Rajendra Prasad, M.D. * 1310 East Ocean Blvd. #1204 Long Beach, CA 90802 Age: 57	Trustee	5 years	Portfolio manager for Prasad Growth Fund. Physician in private practice	1	1

* Trustees who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Non-Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Samir Thakkar MBA, ChFC, CFP 575 Anton Boulevard, Suite 860 Costa Mesa, CA 92626	Trustee	5 years	Managing Partner and Registered Principal 20/20 Financial Advisers, L. L. C.	1	0
Ratan Lalchandani 1516 Via Asturias Palos Verdes Estates, CA 90274	Trustee	1 month	Chief Information Officer AppleCare Medical Management	1	0

Board of Trustees

Rajendra Prasad

Samir Thakkar

Ratan Lalchandani

Investment Adviser

Mutual Funds Leader, Inc.

57 Eaglecreek

Irvine, CA 92618

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio 44141

Custodian

Fifth Third Bank

Mutual Fund Services

38 Fountain Square Plaza

MD 1090E5

Cincinnati, OH  45263

Counsel

McDonald Hopkins Co., LPA

2100 Bank One Center

600 Superior Avenue, E

Cleveland, Ohio 44114

Independent Auditors

Meyler & Company, LLC.

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

This report is provided for the general information of the shareholders of the Prasad Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Trustees

Prasad Growth Fund

Brecksville, Ohio

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of investments in securities, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.  The financial highlights data for each of the three periods ended March 31, 2002 were audited by McCurdy & Associates CPA’s, Inc. whose auditors’ report, dated April 18, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/Meyler & Company, LLC

Middletown, NJ

May  27, 2004

Prasad Series Trust Privacy Policy

In the course of doing business with Prasad Series Trust, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for Prasad Series Trust.  When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within Prasad Series Trust, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

Item 2. Code of Ethics.

Not available at this time.

(a)

As of the end of the period covered by this report, the registrant [has/has not] adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

Not available at this time

The registrant’s board of [directors] [trustees] has determined that ____________ is an audit committee financial expert.  ______________ [is][is not] independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

Not available at this time.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of Not Available, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s secon fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

 (a)(1)

EX-99.CODE ETH.  Not Available.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prasad Series Trust

By /s/Rajendra Prasad

*Rajendra Prasad

Chairman, CEO

Date June 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Rajendra Prasad

*Rajendra Prasad

Chairman, CEO

Date June 10, 2004

* Print the name and title of each signing officer under his or her signature.